MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-2
August 1, 2002 through August 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					778,534,166.28
B.	Level Pay Pool Balance of the Initial Rec		695,687,407.45
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		82,846,758.83
D.	Notes
	1.	Class A-1
		a.	Initial Balance				146,169,000.00
		b.	Note Interest Rate			3.89750%
		c.	Noteholders' Final Sched Pmt Date	15-Jul-02
	2.	Class A-2
		a.	Initial Balance				94,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .10%
		c	Noteholders' Final Sched Pmt Date	15-Nov-03
	3.	Class A-3
		a.	Initial Balance				229,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .18%
		c.	Noteholders' Final Sched Pmt Date	15-Sep-05
	4.	Class A-4
		a.	Initial Balance				150,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .25%
		c.	Noteholders' Final Sched Pmt Date	15-Jul-06
	5.	Class B
		a.	Initial Balance				46,797,000.00
		b.	Note Interest Rate			5.7500%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-07
E.	Certificates Initial Balance				53,998,116.60
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		6.083%
H.	Wtd Avg Original Term to Maturity  (WAOM) of the
	Initial Rec						59 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of the
	Initial Rec						58 months
J.	Number of Initial Receivables				35,682
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	7,199,641.17
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		16,199,192.62
L.	Yield Supplement Account Deposit on the Closing Date	133,108.39
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						58,570,049.68
N.	Adjusted Principal Balance of Initial Receivables	719,964,116.60

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					557,929,291.25
B.	Level Payment Pool Balance				484,733,299.08
C.	Last Scheduled Payment Pool Balance			73,195,992.17
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		49,017,892.36
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		229,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		150,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		42,346,624.33
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					53,998,116.60
F.	Reserve Account Balance					35,129,344.62
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				57,105.91
I.	Yield Supplement Over Collatralization Balance 		33,566,657.96
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			21,623,665.69
L.	Weighted Average Coupon (WAC)				5.937%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	44.67
N.	Number of Contracts					31,373
O.	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			166,988.57
	2.	Prepayments in Full				63,494.76
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		284,344.80
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				15,423.82
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			18,766.20
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				13,605,117.62
	2.	Collected Principal				13,605,430.43
	3.	Collected Interest				2,551,283.83
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				285,939.96
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		285,939.96
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			31,937,932.08
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				116,521.62
		b.	Current Month Actuarial Advances 	35,560.08
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				33,533.38
		d.	Ending Actuarial Advances
			(or payments due prior
			to Cutoff Date)				118,548.32
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled
			Payment Advances			0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled
			Payment Advances			0.00
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				2,026.70
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(6,077.01)
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			51,028.90
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	5.936%
L.	Weighted Average Remaining Maturity (WAM)		43.73
M.	Remaining Number of Receivables				30,956
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1253 	4.05%		23,797,618.08 	4.39%
	2.	60-89 Days
		Delinquent	358 	1.16%		7,034,236.41 	1.30%
	3.	90 Days or more
		Delinquent	253 	0.82%		4,638,540.95 	0.86%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	117 				1,766,073.20
	2.	Loans Defaulted
		During the
		Month		124
	3.	Level Payment Principal Balance
		of Defaulted Receivables			1,678,546.62
	4.	Last Scheduled Payment Principal Balance
		of Defaulted Receivables			479,737.11
	5.	Level Payment Liquidation Proceeds		423,189.59
	6.	Last Scheduled Payment Liquidation Proceeds	2,936.01
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				657,904.57
P.	Pool Balances
	1.	Total Pool Balance				541,630,700.40
	2.	Level Pay Pool Balance				469,219,151.51
	3.	Last Scheduled Payment Pool Balance		72,411,548.89
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables
	Sold This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			42,786.64
B.	Collection Account Investment Income			19,399.05
C.	Payahead Account Investment Income			72.84
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			284,344.80
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			13,605,430.43
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			2,551,283.83
								16,441,059.06

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					301,363.78
C.	Net Change in Payahead Account Balance 			6,077.01
D.	Net Liquidation Proceeds and Recoveries Received 	1,084,030.17
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			2,026.70
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				0.00
J.	Available Funds						17,834,556.72

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			14,669,864.97
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		14,669,864.97
B.	Total Required Payment
	1.	Total Servicing Fee  				464,941.08
	2.	Net Swap Payment				1,121,496.20
	3.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				81,914.34
		c. 	Class A-3 				398,968.89
		d.	Class A-4				270,666.67
		e.	Class B 				202,910.91
		f.	Total Accrued Note Interest		954,460.81
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,349,146.17
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				1,320,718.80
		f.	Total Principal Distribution Amount	14,669,864.97
	4.	Total Required Payment 				17,210,763.06
	5.	Available Funds					17,834,556.72
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				17,210,763.06
C.	Current Period Payments
	1.	Servicing Fee paid				464,941.08
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				81,914.34
		c. 	Class A-3 				398,968.89
		d.	Class A-4				270,666.67
		e.	Class B					202,910.91
		f.	Total Interest Paid			954,460.81
	3.	Remaining Available Funds			15,791,361.17
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,349,146.17
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					1,320,718.80
		f.	Total Principal Payments		14,669,864.97
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		35,129,344.62
	3.	Plus: Reserve Account Investment Income		42,786.64
	4.	Plus: Additional Deposit			0.00
	5.	Less: Reserve Account Advance Draw Amount	0.00
	6.	Less: Reserve Account TRP Draw Amount		0.00
	7.	Reserve Account Balance before Deposit to
		Reserve Account					35,172,131.26
	8.	Specified Reserve Account Balance		35,129,344.62
	9.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		0.00
	10.	Funds Available for Deposit to Reserve
		Account						623,793.66
	11.	Amount Deposited to Reserve Account		0.00
	12.	Reserve Account Investment Income Released
		to Seller					42,786.64
	13.	Ending Reserve Account Balance			35,129,344.62
F.	Excess Funds Deposited to Certificate
	Distribution Account					623,793.66
G.	Total Distributions					17,834,556.72

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A.	Balances and Principal Factors	of Period	of Period
	1.	Total Pool Balance	557,929,291.25 	541,630,700.40
	2.	Total Pool Factor	0.7166407	0.6957058
	3.	Level Pmt Pool Bal	484,733,299.08 	469,219,151.51
	4.	Level Pmt Pool Factor	0.6967688	0.6744684
	5.	Last Sched Pmt Pool
		Bal			73,195,992.17 	72,411,548.89
	6.	Note Balance
		a.	Class A-1 	0.00 		0.00
		b.  	Class A-2 	49,017,892.36 	35,668,746.19
		c. 	Class A-3 	229,000,000.00 	229,000,000.00
		d.	Class A-4	150,000,000.00 	150,000,000.00
		e.	Class B		42,346,624.33 	41,025,905.53
		e.	Total		470,364,516.69 	455,694,651.72
	7.	Pool Factor
		a.	Class A-1 	0.0000000	0.0000000
		b.  	Class A-2 	0.5214669	0.3794547
		c. 	Class A-3 	1.0000000	1.0000000
		d.	Class A-4	1.0000000	1.0000000
		e.	Class B		0.9049004	0.8766781
	8.	Certificate Balance	53,998,116.60 	53,998,116.60
	9.	Certificate Pool
		Factor			1.0000000	1.0000000
	10.	Total Note and
		Certificate Balance	524,362,633.29	509,692,768.32
	11.	Yield Supplement Over
		Collatralization	33,566,657.96	31,937,932.08

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		5.937% 		5.936%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	44.67 		43.73
	3.	Remaining Number
		of Receivables		31,373 		30,956


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period		1,732,158.13
B.	Realized Losses for Collection Period
	Less Recoveries					1,074,253.56
C.	Cumulative Losses for all Periods  		22,697,919.25
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1253 	4.05%		23,797,618	4.39%
	2.	60-89 Days
		Delinquent	358 	1.16%		7,034,236	1.30%
	3.	90 Days or more
		Delinquent	253 	0.82%		4,638,541	0.86%
	4.	Vehicles Repossessed
		During Collection
		Period		117 	0.37%		1,766,073


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to
	Pool Balance for Each Collection Period
	1.	Second Preceding Collection Period	3.23%
	2.	Preceding Collection Period		3.72%
	3.	Current Collection Period 		3.73%
	4.	Three Month Average 			3.56%

B.	Annualized Net Loss				2.31%

C.	Ratio of Balance of Contracts
	Delinquent 60 Days or More to the
	Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection
		Period					1.71%
	2.	Preceding Collection Period		1.69%
	3.	Current Collection Period 		2.09%
	4.	Three Month Average 			1.83%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections		17,826,453.01
	2.	Yield Supplement Amount from MMCA	0.00
	3 	Net Swap Receipt			0.00
	4 	Net Servicer Advances (if positive) 	2,026.70
	5 	Reserve Account Draw for
		Total Required Payment 			0.00
	6 	Deposit from Payahead Account  		6,077.01
	7 	Collection Account Investment Income  	19,399.05
	8 	Total Transfers Into Collection
		Account					17,853,955.77
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee		464,941.08
		b.	Rule of 78's Payment		0.00
		c.	Net Reimbursement of
			Servicer Advance or Payments
			Due Prior to Cutoff Date	0.00
		d.	Less:  Total Principal and
			Interest on Repurchases
			(Netted from Amounts
			Due Servicer) 			0.00
		e.	Total To Servicer (Net
			of Total Repurchases)		464,941.08

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)		15,624,325.78
	3.	Deposit to Payahead Account 		0.00
	4.	Deposit to Reserve Account 		0.00
	5.	Deposit To Certificate
		Distribution Account
		a.	Excess Funds			623,793.66
		b.	Collection Account
			Investment Income		19,399.05
		c.	Total to Certificate
			Distribution Account		643,192.71
	6.	Total Transfers from Collection
		Account					17,853,955.77

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account		35,129,344.62
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from
		Available Funds 			0.00
	2.	Reserve Account Investment Income 	42,786.64
	3.	Additional Deposit			0.00
	4.	Total Transfers Into Reserve Account	42,786.64
C.	Total Transfers In and Beginning Balance	35,172,131.26
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve
		Account Advance Draw Amount		0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  	0.00
	3.	Reserve Account Investment Income
		to Seller (MART)  			42,786.64
	4.	Total Transfers From Reserve Account	42,786.64
E.	Ending Balance					35,129,344.62
F.	Total Distributions and Ending Balance		35,172,131.26

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account		57,105.91
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from
		Collection Account 			0.00
	2.	Payahead Account Investment Income 	72.84
	3.	Transfer from Pre-Funding Account
		for Subsequent Receivables		0.00
	4.	Total Transfers Into Payahead Account	72.84
C.	Total Transfers In and Beginning Balance	57,178.75
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to
		Collection Account 			6,077.01
	2.	Transfer Investment Income to
		Servicer 				72.84
	3.	Total Transfers From Payahead Account	6,149.85
E.	Payahead Account Ending Balance 		51,028.90
F.	Total Distributions and Ending Balance		57,178.75

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement
	Account 					0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account
		Investment Income   			0.00
	2.	Total Transfers Into Yield
		Supplement Account			0.00
C.	Total Transfers and Beginning Balance  		0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to
		Collection Account (if not
		paid by MMCA) 				0.00
	2.	Transfer Investment Income to
		Seller (MART)  				0.00
	3.	Transfer Reduction in Specified
		Yield Supplement Account Balance
		to Seller (MART)			0.00
	4.	Total Transfers From Yield
		Supplement Account			0.00
E.	Specified Yield Supplement Account Ending
	Balance 					0.00
F.	Total Distributions and Ending Balance		0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment
		Distributed (less Total Servicing
		Fee) from Collection Account		15,624,325.78
	2.	Total Transfers Into Note
		Payment Account				15,624,325.78
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 			0.00
		b.  	Class A-2 			13,431,060.51
		c. 	Class A-3 			398,968.89
		d.	Class A-4			270,666.67
		e.	Class B				1,523,629.71
		f.	Total Payments to Noteholders	15,624,325.78
	2.	Ending Balance of Note Payment
		Account					0.00
C.	Total Distributions and Ending Balance		15,624,325.78

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION
	ACCOUNT
A.	Transfers Into Certificate Distribution
	Account
	1.	Excess Funds Deposited from
		Collection Account			623,793.66
	2.	Collection Account Investment Income	19,399.05
	3.	Total Transfers into Certificate
		Distribution Account			643,192.71
B.	Distributions from Certificate
	Distribution Account
	1.	Payments to Certificateholders		643,192.71
	2.	Ending Balance				0.00
C.	Total Distributions and Ending Balance		643,192.71

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account			15,624,325.78
	2.	To Servicer (MMCA) 			464,941.08
	3.	To Payahead Account			0.00
	4.	To Reserve Account 			0.00
	5 	To Certificate Distribution Account	643,192.71
	6.	Total Distributions From
		Collection Account			16,732,459.57

B.	Distributions From Reserve Account
	1.	To Collection Account 			0.00
	2.	To Seller (MART)			42,786.64
	3.	To Servicer (MMCA)			0.00
	4.	Total Distributions From
		Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account			6,077.01
	2.	Investment Income to Servicer (MMCA) 	72.84
	3.	Total Distributions From
		Payahead Account			6,149.85

D.	Distributions From Yield Supplement Account
	1.	To Collection Account			0.00
	2.	Investment Income to Seller (MART)	0.00
	3.	Reduction in Specified Yield
		Supplement Account Balance to
		Seller (MART)				0.00
	4.	Total Distributions From
		Yield Supplement Account		0.00

E.	Total Distributions From All Accounts		16,781,396.06
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account			15,624,325.78
	2.	Servicer (MMCA)				465,013.92
	3.	Seller (MART)				42,786.64
	4.	Collection Account 			6,077.01
	5.	Certificate Distribution Account	643,192.71
	6.	Reserve Account				0.00
	7.	Payahead Account			0.00
	8.	Yield Supplement Account		0.00
	9.	Total Distributions From All Accounts	16,781,396.06